UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2021

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) and/or its subsidiary TLSS Acquisition, Inc. that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our Company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry, which could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and a stockholders’ deficit and our inability to achieve sustained profitability; material weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our substantial indebtedness, which could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic, social and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters as well as that no assurance can be given that the Company will secure the financing it needs to acquire all of the shares of SalSon Logistics, Inc. as described herein or that such acquisition shall occur.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Transportation and Logistics Systems, Inc. (OTC:TLSS), (“TLSS” or the “Company”), an eCommerce fulfillment service provider, announced that on June 15, 2021, it entered into a Securities Purchase and Sale Agreement (the “SPSA”) with Anthony Berritto (“Berritto,” who is the sole shareholder of SalSon Logistics, Inc., a Georgia corporation (“SalSon”)), for the Company to purchase 100% of all the issued and outstanding shares of capital stock of SalSon.

The Company’s primary strategy has been to become a leader in the transportation industry in providing on-time, high-quality pick-up, transportation and delivery services. The Company has expected to accomplish this goal, in part, by pursuing strategic acquisitions as a means of adding new markets in the United States, expanding its transportation and logistics service offerings, adding talented management and operational employees, expanding and upgrading its technology platform and developing operational best practices. Moreover, one factor in assessing acquisition opportunities is the potential for subsequent organic growth post-acquisition.

After undertaking, what the Company believes has been, a successful restructuring in 2020, the Company began its acquisition strategy in Q1 2021 to replace its previously unprofitable Amazon business through the purchase of Double D Trucking and Cougar Express. The Company believes that SalSon Logistics represents the type of business operation that would provide the infrastructure suitable as a foundation for significant growth through subsequent acquisition opportunities, as well as for organic growth potential. Moreover, the depth of SalSon’s assets, strong operational management team, infrastructure, technology, client base, revenue diversification and premier location would help mitigate potential operational integration risks and costs associated with an acquisition strategy.

SalSon, which is strategically located in the heart of Port of Newark, with additional locations in Florida, Georgia, New York, South Carolina, Texas and Virginia, offers a range of services including warehousing, transload services, dedicated contract carriage, dray management, and store delivery servicing the retail, food and beverage, and industrial sectors. With more than 1,200 associates, over 1 million square feet of warehousing and a dedicated fleet of 550 tractors and 1,500 trailers, SalSon’s capabilities include cross dock, regional and local truckload, intermodal, vendor consolidation and deconsolidation, pool distribution, and unattended store delivery.

Finally, the Company believes this acquisition could improve the growth potential of TLSS because, with SalSon as the core foundational operation of the Company, synergistic targets that complement this business could bring immediate value when more acquisitions are secured. Furthermore, the opportunity for broadening existing customer relationships of SalSon customers or future strategic acquisition customers would likely improve with a linchpin transaction like SalSon.

Consideration for the purchase of the shares of SalSon shall be $90 Million (the “Purchase Price”). If the verifiable earnings before interest, taxes, depreciation and amortization (“EBITDA”) of SalSon for the full 12 calendar month period ending prior to the month of the closing is less than $12 Million, then the Purchase Price shall be reduced to 7.5 times verifiable 12 months trailing EBITDA. Further, if the working capital of SalSon at the closing shall be greater than or less than the average month-end working capital of SalSon for the months ended May 31, 2020 to April 30, 2021, the Purchase Price shall be increased or decreased dollar-for-dollar by the difference as appropriate.

The Purchase Price shall be paid by delivery at closing of:

1) An amount of the Company’s common stock equal to 19.9% of the outstanding shares of the Company (the “Shares”);

2) $50 Million in immediately available funds (less the amount of unforgiven SalSon PPP loans, which amount will be held in escrow controlled by the lender that will be released to Mr. Berritto if such loans are forgiven or shall otherwise be applied to repayment of such loans); and

3) A secured promissory note (the “Note”) in the principal amount of $20 Million. The Note shall be secured by a second position pledge of the assets of SalSon, but such pledge shall be subordinate to the security interest to be granted in connection with the Financing (described below). The term of the Note shall be 60 months and interest shall accrue at 1.07% per annum. Principal and interest shall be due to Mr. Berritto on a monthly basis, based on a 25-year amortization, with a balloon payment due on the maturity date of the Note. The Note will be subject to certain mandatory pre-payments upon the occurrence of certain events described in the SPSA. If the value of the Shares is greater than or less than $20 Million (calculated as the average of the closing price for 5 consecutive trading days ending on the third business day before the closing), the principal balance of the Note will be decreased or increased as appropriate.

Mr. Berritto is expected to stay on to oversee the operation of SalSon and the Company’s existing fulfillment services subsidiaries. It is a condition to the closing of the transaction that Mr. Berritto enter into an employment agreement with SalSon. Mr. Berritto has agreed in principle to do so, but if the parties do not reach an agreement on employment terms, the Company does not intend to complete the transaction.

The transaction is contingent upon the Company’s ability to secure debt financing for the cash portion of the purchase price. The financing will be secured by the assets of SalSon, and it will likely rely exclusively on SalSon’s assets and financial performance. SalSon currently is profitable with almost $100 million in annual revenues. f the debt financing for the cash portion of the purchase price cannot be obtained, then the transaction will not close.

The Company expects that it will need to raise the aggregate of approximately $60 million in financing (including approximately $6 million in equity financing) to fund the cash portion of the purchase price, investment banking fees, transaction costs and working capital for SalSon and the Company’s other operations. The financing amount is approximately 2.4 times the Company’s market capitalization as of the date of this press release. If the financing is completed, the Company also will be required to issue up common stock equal in value to up to 5% of the value aggregate debt financing and warrants (with a 5-year term and cashless exercise) to purchase shares equal in value to up to 10% of the aggregate debt financed in common stock as investment banking fees, if completed. securities financing.

TheSince the Company has experienced losses in its recent years of operations, and currently has a negative net worth, and has not received any proposed terms for such financing. Therefore, no assurance can be provided that the Company will be able obtain such financing. The Company has just commenced a search for financing, hired by hiring an investment banking firm to assist in the search, andwho has made inquiries with several financial institutions, but. As present, the Company has not yet received any proposed terms for financing or entered into an agreement for financing and has not received any proposed terms for financing..

If the contemplated additional equity financing cannot be obtained, the Company will not have adequate cash available to fully fund the acquisition and transaction costs, the operations of SalSon and its other subsidiaries and investment banking fees. Such inability could also impair the Company’s ability to raise the necessary debt financing, or, if. If such inability is first encountered after the Company procures a commitment for the debt financing and the contingency period for terminating the stock purchase agreement lapses, then it could also result in the Company’s default under the stock purchase agreement, since the closing of the transaction is not conditioned upon the Company securing such additional equity financing.

The closing of the transaction under the SPSA (the “Closing”) is to occur within 90 days of the SPSA agreement date (on or before September 13, 2021), provided all conditions shall have been met or waived. The Company shall have the one time right to extend the Closing for period of 15 days, provided the Company provides written evidence of loan approval for the Financing.

The closing shall be further contingent on satisfaction of the Company’s due diligence review of SalSon and the absence of the occurrence of any material adverse effect on SalSon or its business. The transaction does not include any deposit, breakup or termination fee in the event that it does not close due to a failure to meet any of the contingencies, including that the Company cannot reach terms with Mr. Berritto for his employment or the Company cannot obtain the financing needed to close the acquisition.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

To be filed by amendment.

(d) Exhibits

Exhibit No.	Description

10.1+	Stock Purchase and Sale Agreement, dated June 15, 2021, between the Company and Anthony Berritto (sole shareholder of SalSon Logistics, Inc., a Georgia corporation).

+ Disclosure Schedules and Exhibits (forms of closing documents) are omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ John Mercadante
	Name:	John Mercadante
	Title:	Chief Executive Officer